Van Kampen High Yield Municipal Fund
                          Item 77(O) 10F-3 Transactions
                        June 1, 2006 - November 30, 2006



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
 State  8/23/    -     $104.6 $847,36  28,550    3.37%  3.37%   Citigr  Citigr
Buildi    06             0     6,158    ,000                     oup,     oup
  ng                                                            JPMorg
Author                                                           an,
 ity,                                                           Lehman
Michig                                                          Brothe
  an                                                             rs,
Series                                                          Morgan
 2006                                                           Stanle
  IA                                                              y,
                                                                Ferris
                                                                  ,
                                                                Baker
                                                                Watts
                                                                Incorp
                                                                orated
                                                                , M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                KeyBan
                                                                  c
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Oppenh
                                                                eimer
                                                                & Co.
                                                                Inc.,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.
                                                                 LLC,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                 Inc.

                                                                 UBS
Puerto                                                          Securi
 Rico   9/15/    -     $102.3 $424,35  18,500    4.36%  0.40%    ties     UBS
Infras    06             2     5,000    ,000                     LLC,   Securi
tructu                                                          Merril   ties
  re                                                              l       LLC
Author                                                          Lynch
  ity                                                           & Co.,
Series                                                          Wachov
 2006                                                             ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                ties,
                                                                Citigr
                                                                 oup
                                                                Global
                                                                Market
                                                                  s
                                                                Inc.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                JPMorg
                                                                  an
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Popula
                                                                  r
                                                                Securi
                                                                ties,
                                                                Inc.,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Ramire
                                                                 z &
                                                                 Co,
                                                                 Inc.